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                                                                    Exhibit 23.1


                              ACCOUNTANTS' CONSENT

Board of Directors
Gold Banc Corporation, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Registration Statement filed on Form S-4.

/s/KPMG LLP

Kansas City, Missouri
January 31, 2000